UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 17, 2011

Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6330 Nancy Ridge Drive, Suite 103, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 222-8041

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 17, 2011, Dr. Kleanthis G. Xanthopoulos was appointed to serve as a Class I director of Apricus Biosciences, Inc.  Information regarding Dr. Xanthopoulos’s prior work experience and educational history is set forth in the Company’s press release announcing his appointment, which is filed herewith as exhibit 99.1 and is incorporated herein by reference.  In connection with his appointment as a director, Dr. Xanthopoulos was granted 100,000 restricted stock units under the Company’s 2006 Stock Incentive Plan.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.         Document

99.1                      Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 21, 2011	Apricus Biosciences, Inc.

	By:	/S/Randy Berholtz
Randy Berholtz
Executive Vice President, General Counsel and Secretary

Exhibit List

Exhibit No.         Document

99.1                      Press Release